SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2007

SALARY.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

001-33312	04-3465241
(Commission file number)	(I.R.S. employer identification no.)

195 West Street, Waltham, Massachusetts 02451

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (781) 464-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 31, 2007, Salary.com, Inc. (“Salary.com”) entered into an Asset Purchase Agreement with ITG Competency Group, LLC (“ITG”) and Douglas W. Crisman, pursuant to which Salary.com will acquire all of the assets of ITG (the “Acquisition”). ITG is a leader in the competency model content business. The total purchase price for the Acquisition is $2,000,000, of which $250,000 cash was paid upon execution of the agreement, $1,000,000 cash and $500,000 in newly issued shares of Salary.com common stock will be paid at the closing, and $250,000 cash will be paid on April 1, 2008. In addition, ITG is eligible to earn additional consideration of up to $1,000,000 which would be paid half in cash and half in shares of Salary.com common stock, based on meeting certain performance targets during the first two years after the closing of the Acquisition. If sales of ITG products exceed these performance targets during such two year period, ITG will be eligible to receive additional payments of cash and Salary.com common stock equal to a percentage of the dollar value of sales of ITG products. The cash portion of the purchase price for the acquisition will be funded from Salary.com’s working capital.

The foregoing description of the Acquisition and the purchase agreement is qualified in its entirety by reference to the purchase agreement, a copy of which are attached hereto as Exhibit 2.1 and incorporated herein by reference.

On July 31, 2007, Salary.com issued a press release announcing the Acquisition. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 2.02.	Results of Operation and Financial Condition.

On July 31, 2007, Salary.com issued a press release announcing its results of operations for the three months ended, and financial condition as of, June 30, 2007. The text of the press release is furnished as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 of this Current Report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

2.1	Asset Purchase Agreement dated as of July 31, 2007 by and among Salary.com, Inc., ITG Competency Group, LLC and Douglas W. Crisman.

99.1	Press release issued July 31, 2007.

99.2	Press release issued July 31, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALARY.COM, INC.

Date: July 31, 2007	By:	/s/ Kenneth S. Goldman
Kenneth S. Goldman
Senior Vice President and
Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
2.1	Asset Purchase Agreement dated as of July 31, 2007 by and among Salary.com, Inc., ITG Competency Group, LLC and Douglas W. Crisman.

99.1	Press release issued July 31, 2007.

99.2	Press release issued July 31, 2007.

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